 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

HILL-ROM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

130 East Randolph Street Suite 1000 Chicago, IL (Address of principal executive offices)		60601 (Zip Code)
(312) 819-7200 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE:

This Amendment No. 1 on Form 8-K/A is being filed solely to correct inadvertent errors in the Operating Margin columns of the Reconciliation: Earnings Per Share (Unaudited) financial table attached to the Press Release of Hill-Rom Holdings, Inc. (the “Corporation”), dated November 5, 2021 (the “Press Release”). The corrections to the Reconciliation: Earnings Per Share (Unaudited) financial table are included in the corrected Press Release furnished as Exhibit 99.1 hereto.

Item 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 5, 2021, the Corporation announced its earnings for the fourth quarter and fiscal year ended September 30, 2021. Please see the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In the Press Release, the Corporation uses various non-GAAP measures, including adjusted gross margin, operating margin, income before taxes, income tax expense and diluted earnings per share results, because it uses these measures internally for planning, forecasting and evaluating the performance of the business. In addition, the Corporation analyzes net revenue on a constant currency basis to better measure the comparability of results between periods. The Corporation believes that evaluating growth in net revenue on a constant currency basis provides an additional and meaningful assessment to both management and investors. These measures should not, however, be considered in isolation, as a substitute for, or as superior to measures of financial performance prepared in accordance with GAAP.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press Release of Hill-Rom Holdings, Inc., dated November 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: November 5, 2021	By:	/s/ Deborah M. Rasin

	Name:	Deborah M. Rasin
	Title:	Senior Vice President
Chief Legal Officer and Secretary